UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 21, 2005

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 21, 2005, Global Toys Acquisition Merger Sub, Inc. (“Purchaser”) merged (the “Merger”) with and into Toys “R” Us, Inc., a Delaware Corporation (“Toys”) pursuant to the Agreement and Plan of Merger, dated as of March 17, 2005, among Toys, Global Toys Acquisition LLC and Purchaser (the “Merger Agreement”). In connection with the Merger:

•                  a wholly-owned subsidiary of Vornado Realty L.P., the operating partnership of Vornado Realty Trust (NYSE:VNO, and together with Vornado Realty L.P., “Vornado”), paid approximately $407 million and turned in approximately 785,000 shares of common stock it already owned in Toys in return for an approximately 33% interest in the equity of Toys and

•                  the publicly held shares of Toys common stock were converted into the right to receive $26.75 per share, representing an aggregate purchase price of $6.6 billion.

Toys is a worldwide specialty retailer of toys, baby products and children’s apparel which operates toy stores and specialty baby-juvenile stores under the name Babies “R” Us. Toys also sells merchandise through its various Internet sites, including www.toysrus.com and www.babiesrus.com..

Item 7.01. Regulation FD Disclosure.

Vornado’s press release dated July 21, 2005 announcing the completion of the acquisition is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of a Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements of the business acquired not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b)                                 Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(c)                                  Exhibits.

99.1	Press release issued July 21, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: July 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,

Sole General Partner

By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: July 21, 2005

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